UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 18, 2006

Rotech Healthcare Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50940	030408870
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2600 Technology Drive, Suite 300

Orlando, Florida 32804

(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code:

(407) 822-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Adoption of Performance Bonus Plan

On December 18, 2006, the compensation committee (the “Committee”) of the Board of Directors of Rotech Healthcare Inc. (the “Company”) approved the adoption by the Company of the Rotech Healthcare Inc. Performance Bonus Plan (the “Plan”). The Plan is designed to reward members of senior management and other key employees of the Company if specific, objective, predetermined performance goals are achieved during a given performance period. The Plan is administered by the Committee. Eligible employees under the Plan for a given period are members of senior management and other key employees of the Company who are designated by the Committee. Awards to participants will be based on predetermined objective performance goals, which shall provide for a targeted level or levels of achievement using certain Company performance measurements which may include, earnings, EBITDA, net income, revenues and any other objective and measurable criteria tied to the Company’s performance. The specific performance goals for a given period will be established in writing by the Committee in its discretion. The Committee, in its discretion, shall also establish a target award for each participant under the Plan which shall be expressed as a percentage of such participant’s base salary or a specific dollar amount, as determined by the Committee. The maximum amount of compensation that may be paid to a participant pursuant to this Plan is $3,000,000 per year. The Committee will determine whether, and the extent to which, bonuses are payable pursuant to the Plan. All bonuses under the Plan are paid in cash. Bonus awards to participants under the Plan will be consistent with such participant’s employment agreement or other written agreement with the Company, if any, that covers the subject of bonus payments and to the extent that a participant is a party to such an agreement with the Company, the Plan will not create any bonus opportunity beyond that established in such participant’s written agreement with the Company.

The Committee has designated the Company’s Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Chief Information Officer and Chief Legal Officer as participants in the Plan for 2007. Bonuses payable to participants under the Plan for 2007, if any, will be determined by the Committee upon the achievement of the 2007 performance goals established by the Committee related to the Company’s revenue, EBITDA and earnings per share. These financial performance goals are subject to a dollar for dollar adjustment to reflect decreases in government reimbursement.

In addition, the Committee has determined that Philip L. Carter (the Company’s Chief Executive Officer) and Michael R. Dobbs (the Company’s Chief Operating Officer) will have a 2007 target award under the Plan of 100% of their respective 2007 annual base salaries and Steven Alsene (the Company’s Chief Financial Officer) and the other Plan participants will have a 2007 target award of 75% of such participant’s 2007 annual base salary. Each participant’s target award has been equally allocated among the three performance goals established by the Committee related to the Company’s 2007 revenue, EBITDA and earnings per share. Accordingly, each participant will be paid one-third (1/3) of his or her target award based on the Company’s achievement of each 2007 annual performance goal.

Also, during 2007, each Plan participant will be eligible to receive a monthly payout equal to one-twelfth (1/12) of 50% of such participant’s 2007 target award under the Plan if the Company’s monthly revenue for 2007 exceeds its revenue for the same month during 2006. These monthly payouts are not subject to forfeiture if the 2007 annual performance goals under the Plan are not achieved. However, in the event that one or more of the 2007 annual performance goals is achieved, each participant will be entitled to receive the greater of (i) the aggregate amount of the monthly payments received during 2007 and (ii) the amount payable under the Plan based upon the achievement of the 2007 annual performance goals.

Approval of 2006 Discretionary Bonuses to Executive Officers

On December 18, 2006, the Committee approved the award of discretionary cash bonuses for 2006 to Philip L. Carter, the Company’s Chief Executive Officer and Michael R. Dobbs, the Company’s Chief Operating Officer, in the amount of $306,666 and $173,333, respectively. These discretionary cash bonuses were awarded pursuant to the terms of each such officer’s employment agreement with the Company

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(copies of which have been previously filed with the Securities and Exchange Commission) and will be in addition to any amounts payable to such officers pursuant to the Company’s 2006 Executive Officer Bonus Plan. In awarding these bonuses, the Committee took into account, among other things, that neither Mr. Carter nor Mr. Dobbs were granted any Company stock options during 2006 as discussed under Item 8.01 below.

Item 8.01. Other Events.

Stock Option Grant

Effective November 15, 2006, an aggregate of 1,241,875 stock options (“Options”) were granted to certain employees of the Company, including the Company’s Chief Financial Officer, Steven Alsene, who was granted 100,000 of such Options. No Options were granted to the Company’s Chief Executive Officer or Chief Operating Officer.

The Options were granted under the Rotech Healthcare Inc. Common Stock Option Plan (the “Option Plan”) and each Option represents the right to purchase one share of the Company’s common stock and has an exercise price of $1.26 per share, which was the closing sales price per share of the Company’s common stock on November 15, 2006 as quoted on NASDAQ. The Options expire on November 15, 2016 and are subject vesting and other terms and conditions as set forth in the Common Stock Option Agreement (a form of which was previously filed with Securities and Exchange Commission) executed by each employee in connection with the Option grant. As of December 18, 2006, options to purchase 64,878 shares of the Company’s common stock remained available for grant under the Option Plan. The grant of Options to the Company’s Chief Financial Officer was previously reported in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2006, which was filed with the Securities and Exchange Commission on November 9, 2006.

Update on Business Conditions

The Company’s cash position has not materially changed since the filing on November 9, 2006 of the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2006. The Company, however, continues to experience irregularities in the receipt of payments from Medicare and other third-party payors. In addition, as previously announced, the Company is in the process of converting all of its patients using compounded budesonide to commercially available drug products. To date, the Company has not been able to convert as many patients to commercially available drug products as it had originally expected. However, final conversion is not expected to be materially different from that contemplated in the Company’s current financial plans for 2007.

Risks previously reported such as, but not limited to, a slow down in payments from third-party payors, reimbursement reductions, deterioration in the business or lower than expected conversion of patients taking budesonide to commercially available drugs could have a material impact on the Company’s cash position.

Based on the Company’s current cash position and the Company’s current financial plans for 2007, the Company continues to believe that it will be able to meet its cash needs through 2007, subject to the full availability of the Company’s credit facility and the non-occurrence of certain risks including, without limitation, those described in the immediately preceding two paragraphs and those outlined under the heading “Risk Factors” and other sections of the Company’s reports filed with the Securities and Exchange Commission.

Forward-Looking Statements

This report contains certain statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and section 27A of the Securities Act of 1933, as amended. These forward-looking statements include all statements regarding the intent, belief or current expectations regarding the matters discussed in this report and all statements which are not statements of historical fact. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” “projects,” “may,” “will”, “could”, “should”, “would”, variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties, contingencies and other factors that could cause results, performance or achievements to differ materially from those stated in this report. The following are some but not all of

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such risks, uncertainties, contingencies, assumptions and other factors, many of which are beyond the Company’s control, that could cause results, performance or achievements to differ materially from those anticipated: general economic, financial and business conditions; changes in reimbursement policies, the timing of reimbursements, and other legislative initiatives aimed at reducing health care costs associated with Medicare and Medicaid, including, without limitation, the impact of the Medicare Prescription Drug, Improvement and Modernization Act of 2003 and the uncertainties relating to inhalation drug reimbursement; issues relating to reimbursement by government and third party payors for the Company’s products and services generally; the costs associated with government regulation of the health care industry; health care reform and the effect of changes in federal and state health care regulations generally; whether the Company will be able to successfully implement a process to switch patients to commercially available drug products and whether a significant number of patients will ultimately switch; the impact of switching patients to commercially available drug products on the Company’s revenue and profit; whether the Company will be subject to enforcement action or other negative actions in connection with the FDA’s warning letter; whether the Company will be subject to additional regulatory restrictions or penalties; compliance with confidentiality requirements with respect to patient information; the effects of competition and industry consolidation; compliance with various settlement agreements and corporate compliance programs established by the Company; risks related to acquired businesses; the costs and effects of legal proceedings; the risks and uncertainties discussed under the heading “Certain Significant Risks and Uncertainties and Significant Events” in Note 9 of the Condensed Consolidated Financial Statements in Part I, Item 1 of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2006 (the “10-Q”) and other factors described in the Company’s filings with the Securities and Exchange Commission. Readers should refer to the discussion under “Risk Factors” in Part II, Item 1A of the 10-Q and contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 and the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2006 and March 31, 2006 for a description of additional risks and uncertainties. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, the Company’s actual results, performance or achievements could differ materially from those expressed in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof. When you consider these forward-looking statements, you should keep in mind these risk factors and other cautionary statements. The Company does not undertake any obligation to release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ROTECH HEALTHCARE INC.

Date: December 19, 2006	By:	/s/ Philip L. Carter
Philip L. Carter
Chief Executive Officer

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